                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 6, 2002


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-13845                  25-1761898
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



          1215 Manor Drive, Mechanicsburg, PA                   17055
        ----------------------------------------              ---------
        (Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 7 pages.
                        Exhibit Index begins on page 7.
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Item 5. Other Events.


On February 6, 2002, Balanced Care Corporation (the "Company"), certain subsidiaries of the Company, IPC Advisors S.a.r.l. ("IPC"), Meditrust Acquisition Corporation II LLC ("Meditrust") and La Quinta TRS II, Inc. ("La Quinta") entered into an Option, Settlement and Release Agreement (the "Option Agreement").

Under the Option Agreement, (i) Meditrust granted an option (the "Option") to IPC to acquire the real estate and improvements of 12 assisted living facilities (the "Leased Property") for an aggregate purchase price of $43,000,000 (the "Purchase Price"), which is currently leased from Meditrust by 11 third party lessees (the "3rd Party Lessees") and one wholly-owned subsidiary of the Company pursuant to individual Facility Lease Agreements (the "Existing Leases"), (ii) La Quinta agreed to dismiss the "Pending Litigation" (as defined below) against the Company and IPC, and (iii) the Company, IPC, Meditrust and La Quinta agreed
(a) to release each other from certain claims as more specifically set forth in the Option Agreement (the "Releases") and (b) not to commence or otherwise participate in any suit or other proceeding adverse to the other party in connection with the matters covered by the respective Releases (the "Covenants-Not-To-Sue").

In consideration for the grant of the Option, the dismissal of the Pending Litigation, and the exchange of the Releases and the Covenants-Not-To-Sue, among other things, IPC paid $13,000,000 to Meditrust (the "Option Payment"). The Option Payment is non-refundable, subject to certain exceptions provided in the Option Agreement. If IPC exercises the Option and consummates the purchase of the Leased Property in accordance with the provisions of the Option Agreement, the Option Payment will be credited against the Purchase Price at Closing (as defined below). The Option is exercisable by IPC until July 26, 2002, and closing (the "Closing") must occur on or before August 5, 2002 (subject to extension as provided in the Option Agreement). Once exercised, the Option is irrevocable. IPC has the right to designate one or more nominees to take title to the Leased Property at Closing.

The Closing and IPC's obligations under the Option Agreement are conditioned upon the satisfaction of certain conditions precedent unless waived by IPC. Similarly, Closing and Meditrust's obligations under the Option Agreement are conditioned upon the satisfaction of certain conditions precedent unless waived by Meditrust, including, without limitation, (i) the acquisition of


                               Page 2 of 7 pages.
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the stock (the "Stock Transfers") of the 3rd Party Lessees by Balanced Care
Tenant (MT), Inc., a wholly owned subsidiary of the Company, (ii) the merger of the 3rd Party Lessees into Balanced Care Tenant (MT), Inc. (the "Mergers"), and
(iii) provided Closing on the Option has not yet occurred, simultaneously with consummation of the Stock Transfers and the Mergers, the amendment, restatement and consolidation of the Existing Leases into a Master Lease Agreement to be executed between Balanced Care Tenant (MT), Inc. and Meditrust for the lease of the Leased Property.

In the event that, after IPC exercises the Option in accordance with the terms of the Option Agreement and all conditions precedent to the Closing are satisfied or waived, Meditrust fails to consummate the Closing, the sole remedy, at law or in equity, of IPC shall be, at IPC's option, to (i) institute an action for specific performance against Meditrust or (ii) receive a full refund of the Option Payment from Meditrust. In the event that, after IPC exercises the Option in accordance with the terms of the Option Agreement, IPC fails to consummate the Closing, Meditrust's sole remedy, at law or in equity, shall be to terminate the Option Agreement and retain the Option Payment. Meditrust has no right to institute an action for specific performance.

As noted above, the Option Agreement contains certain Releases and Covenants-Not-To-Sue:

      - IPC/BCC Release and Covenant Not-To-Sue - In general, each of the Meditrust Parties (as defined in the Option Agreement) released the Released IPC/BCC Parties (as defined in the Option Agreement) from, and agreed not to commence or otherwise participate in any suit or other proceeding pertaining to, any claims relating to (i) that certain Promissory Note (as defined in the Option Agreement), (ii) that certain Option Agreement dated December 30, 1999, as amended, among the Company, IPC and New Meditrust Company, LLC (the "1999 Option Agreement"), and (iii) that certain lawsuit styled La Quinta TRS II, Inc. v. Balanced Care Corporation, et al., in the Superior Court Department of the Trial Court of the Commonwealth of Massachusetts at Civil Action No. 01-2810C (the "Pending Litigation").

      - BCC Release and Covenant-Not-To-Sue - In general, Meditrust released the Released BCC Parties (as defined in the Option Agreement) from, and agreed not to commence or otherwise participate in any suit or other proceeding pertaining to, any claims relating to certain Existing Defaults (as defined in the Option Agreement), including without limitation, the Company's failure to (i) pay past due rent under the


                               Page 3 of 7 pages.
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            Existing Leases as more specifically set forth on Exhibit G to the
            Option Agreement, (ii) pay rent as the same comes due under the Existing Leases, and if applicable, the Master Lease, during the term of the Option, (iii) pay other payment obligations, and (iv) comply with certain financial and operational covenants.

      - Meditrust Release and Covenant-Not-To-Sue - In general, the IPC/BCC Parties (as defined in the Option Agreement) released the Released Meditrust Parties (as defined in the Option Agreement) from, and agreed not to commence or otherwise participate in any suit or other proceeding pertaining to, any claims relating to (i) the Promissory Note, (ii) the 1999 Option Agreement, (iii) the Existing Lease Documents (as defined in the Option Agreement), (iv) the Leased Property, (v) the Existing Indebtedness (as defined in the Option Agreement), and (vi) the Pending Litigation.

The IPC/BCC Release, the BCC Release and the Covenant-Not-To-Sue granted by the Meditrust Parties are conditional and will be void and of no further force and effect upon the occurrence of certain conditions subsequent (the "Conditions Subsequent"). In general, the Conditions Subsequent include (i) if the Company and/or IPC or any affiliate or other party claiming by or through any of them ever commences or otherwise participates in any suit or other proceeding against any Released Meditrust Party (as defined under the Option Agreement") as an adverse party or adverse witness relating to any of the matters covered by the Meditrust Release, (ii) the Option Payment is rendered void or is rescinded by operation of law or a final non-appealable court order, and (iii) the Meditrust Release is rendered void, is rescinded or adjudicated unenforceable by operation of law or a final non-appealable court order. The Meditrust Release and the Covenants-Not-To-Sue granted by the IPC/BCC Parties are unconditional; provided, however, IPC shall not be prohibited from commencing any action to enforce its rights and remedies under the Option Agreement, including a refund of the Option Payment.

The foregoing is a summary of the material terms of the Option Agreement and does not purport to be complete and is qualified in its entirety by the Option Agreement attached hereto as an Exhibit, which is incorporated by reference herein as if fully set forth.



Item 7. Financial Statements and Exhibits.


                               Page 4 of 7 pages.
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      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

               Exhibit No.          Description
               -----------          -----------
                  10.1              Option, Settlement and Release Agreement
                                    dated February 6, 2002


                               Page 5 of 7 pages.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Balanced Care Corporation


Date:  February 12, 2002            By:     /s/ Richard. D. Richardson
                                            ------------------------------------
                                            Richard D. Richardson
                                            Chief Executive Officer


                               Page 6 of 7 pages.
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                                  EXHIBIT INDEX


               Exhibit No.          Description
               -----------          -----------
                  10.1              Option, Settlement and Release Agreement
                                    dated February 6, 2002


                               Page 7 of 7 pages.